BENEFIT EQUALIZATION PLAN Eastern Bank PLAN DOCUMENT Restated as of January 1, 2024

2 EASTEN BANK BENEFIT EQUALIZATION PLAN TABLE OF CONTENTS Section 1 Definitions ................................................................................................................................. 1 Section 2 Eligibility To Participate ........................................................................................................... 4 2.1 Criteria for Eligibility ................................................................................................................... 4 Section 3 Calculation and payment of Plan Benefit.................................................................................. 5 3.1 The Benefit formula ...................................................................................................................... 5 3.2 Calculation of the protected Traditional Benefit in this Plan ........................................................ 5 3.3 Calculation of the Cash Balance Benefit in this Plan ................................................................... 5 3.4 Additional post-Conversion Date rules to protect terminated Participants. .................................. 5 3.5 Vesting .......................................................................................................................................... 6 3.6 Payment of Plan Benefit after Separation from Service or death ................................................. 6 3.7 Retirements prior to January 1, 2009 ............................................................................................ 6 3.8 Acceleration of benefits generally prohibited ............................................................................... 6 3.9 Delay of Payment for Key Employees .......................................................................................... 6 3.10 1 year / 5 year rule postponement rule .......................................................................................... 7 3.11 Form of payment of postponed benefit ......................................................................................... 7 3.12 Election of Measurement Funds ................................................................................................... 8 Section 4 Benefits of Excluded Executives .............................................................................................. 9 Section 5 Change in Control ..................................................................................................................... 9 5.1 No special provision ..................................................................................................................... 9 Section 6 Funding, Trust provisions, and transfers from other non-qualified plans ................................. 9 6.1 Unfunded plan ............................................................................................................................... 9 6.2 Establishment of the Trust ............................................................................................................ 9 6.3 Distributions from the Trust ........................................................................................................ 10 6.4 Transfers from other non-qualified deferred compensation plans .............................................. 10 6.5 Liabilities of participating Affiliates ........................................................................................... 10 Section 7 Administration of the Plan ...................................................................................................... 10 7.1 Plan Committee duties ................................................................................................................ 10 7.2 Agents and attorneys ................................................................................................................... 11 7.3 Binding effect of decisions ......................................................................................................... 11 7.4 Indemnity of Committees............................................................................................................ 11

3 Section 8 Claims procedures ................................................................................................................... 11 8.1 Presentation of claim. .................................................................................................................. 11 8.2 Notification of decision. .............................................................................................................. 11 8.3 Review of a denied claim. ........................................................................................................... 12 8.4 Decision on review. .................................................................................................................... 12 8.5 Legal action. ................................................................................................................................ 12 Section 9 Amendment and termination ................................................................................................... 13 9.1 Right to amend or terminate........................................................................................................ 13 9.2 Payment of benefits after Plan termination ................................................................................. 13 9.3 Permissible payouts due to Plan termination .............................................................................. 13 Section 10 General provisions .............................................................................................................. 14 10.1 No guarantee of benefits ............................................................................................................. 14 10.2 No enlargement of Employee rights ........................................................................................... 14 10.3 Spendthrift provision .................................................................................................................. 14 10.4 Incapacity of recipient ................................................................................................................. 14 10.5 Delay of payment for Key Employees ........................................................................................ 14 10.6 Corporate successors ................................................................................................................... 14 10.7 Unclaimed benefit ....................................................................................................................... 15 10.8 Limitations on liability ................................................................................................................ 15 10.9 Gender ......................................................................................................................................... 15 10.10 Interpretation ........................................................................................................................... 15 10.11 Applicable law ........................................................................................................................ 15

EASTERN BANK BENEFIT EQUALIZATION PLAN Eastern Bank (the “Bank”) maintains the Eastern Bank Benefit Equalization Plan (the “Plan) for the purpose of supplementing pension income of certain employees of its controlled group whose defined benefit pensions from the Bank’s qualified plan (the “Qualified Plan”) are limited due to Internal Revenue Code provisions. The Plan is designed to comply with Section 409A (“Section 409A”) of the Internal Revenue Code of 1986 (“Code”). Since its most recent restatement as of November 1, 2020 the Plan has been amended four (4) times (December 12, 2020, April 6, 2022, June 5, 2023, and September 26, 2023). In addition, the Bank has sold assets of its participating subsidiary, Eastern Insurance Group, LLC to Arthur J. Gallagher Risk Management Services, LLC, a non-related buyer, and this restated plan incorporates the election with that buyer prior to the sale (i) that the sale is not a separation from service for transferred employees, and (ii) separations from service for transferred employees will not occur until such time as they separate from the service of that buyer and its controlled group. The Bank hereby adopts this restatement of the Plan effective as of January 1, 2024 to reflect the foregoing. This restatement is intended to comply with Section 409A and not to alter timing and form of payment. The Plan shall continue to have only one form of payment, without regard to employee election except for the permitted postponement election process described in Section 3.10 and acceleration events permitted under Section 409A. Section 1 Definitions When used in this Plan, the following words have the meanings below unless the context clearly indicates otherwise: “Actuarial Equivalent” means a lump sum equivalent of a benefit. For the portion of a benefit attributable to protected accruals under the Traditional Formula, the lump sum equivalent is based on the actuarial factors in use under the Qualified Plan to determine lump sum equivalence. For benefits attributable to the Cash Balance Formula, the lump sum equivalent is the same as the Participant’s post- Conversion cash balance account. "Affiliate" means any subsidiary of the Bank, any holding company, and any other entity which would be considered a member of a “controlled group” with the Bank, within the meaning of Section 414 of the Code. No Affiliate of the Bank other than EIG may participate in the Plan for its employees unless specifically named by the Bank. “Bank" means Eastern Bank, a Massachusetts business organization, and any successor to substantially all of its assets or business. "Beneficiary" means: - during the period through January 31 of the calendar year following Separation from Service or death, the beneficiary as determined under the beneficiary form for the Qualified Plan and, in the absence of an effective benefit form, the default beneficiary under the Qualified Plan. - for the period after January 31 of the calendar year following Separation from Service or death (i.e. if the Participant has elected a postponed payment method for lifetime or death benefits under Section 3.10) the Beneficiary shall be the person(s), trust(s) or other party(ies) designated on a BEP Beneficiary Form

2 accepted by the Committee. In the absence of an effective designation on a BEP Beneficiary form, the Beneficiary shall be the surviving spouse, if any, and otherwise his or her estate. “Board” means the Board of Directors of the Bank, which has delegated responsibilities for this Plan to the Compensation Committee. For this purpose, it is recognized that the Board has delegated all authority to act for and on behalf of any Affiliate whose employees participate in this Plan, and each Affiliate is deemed to have authorized the Board to act on its behalf in all manners respecting this Plan. “Cash Balance Formula” means a formula under which hypothetical amounts – Pension Credits based on an applicable Tier Level and Interest Credits based on a stated index - are credited to a Participant’s hypothetical account in a defined benefit plan. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Committee” or “Compensation Committee” means those persons serving as members of the Compensation Committee of the Board, as appointed and in effect from time to time. For this purpose, it is recognized that these persons are delegated all authority to act for and on behalf of the Bank, and any Affiliate whose employees participate in this Plan is deemed to have authorized the Compensation Committee, and its appointed Plan Committee, to act on its behalf in all manners respecting this Plan. “Committee Agent” means the Executive Vice President, Human Resources and Charitable Giving. As described in Section 7.2, the Committee Agent has various responsibilities, and is the person with whom elections and designations meant for the Committee should be filed. “Compensation” for purposes of determining benefits under this Plan, shall be as defined in the Qualified Plan, except that amounts deferred pursuant to a deferral election under a non-qualified plan shall be credited to the period or periods in which the related services were performed, rather than to the period or periods in which the amounts are paid; and payments made from a long-term incentive plan are entirely excluded. Compensation does not include amounts paid to a Participant to purchase post- retirement commission rights or account purchase rights under any employment contract or agreement. Effective January 1, 2021 Compensation excludes any type of equity or equity-type compensation including, without limitation, compensation derived from vested or restricted grants, any form of option, and any form of right linked to stock value or its appreciation. In the case of the three Excluded Executives added to the Plan effective January 1, 2022 due to the freezing of the Eastern Bank Supplemental Executive Retirement Plan on December 31, 2021, Compensation shall also not include any incentive compensation paid in 2022 which was credited under that frozen Plan. “Conversion Date” means November 1, 2020, the date on which the Qualified Plan is converted so that future accruals are under a Cash Balance Formula rather than a Traditional Formula. "Effective Date" of this restatement means May 28, 2020 unless another effective date is specified for any provision. All provisions required by Section 409A shall be effective as of January 1, 2005, unless another effective date is required by the Guidance. Unless specifically stated otherwise, the rights of or with respect to any Participant will be governed by the terms of the Plan as in effect at the date of the Participant’s Separation from Service. “EIG” means Eastern Insurance Group, LLC, a former Affiliate whose assets were sold to Gallagher on October 31, 2023 and whose employees continue to have a frozen benefit that is payable at the time of Separation from Service with Gallagher or death or Disability. “Employee” means an individual employed by the Bank or an Affiliate.

3 “Employer” means the Bank and any Participating Affiliate. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “Excluded Executive” means an Employee who would qualify for participation in this Plan except for the Bank’s policy that participants in Senior Level SERPs may not participate. Employees who have been allocated deferred Employer contributions solely for service to EIG prior to 2012 are not Excluded Executives. The Executives in the Eastern Bank Supplemental Executive Retirement Plan, a Senior Level SERP which was frozen as of December 31, 2021, shall no longer be considered as Excluded Executives, effective for accruals in this Plan starting January 1, 2022. This only applies to those three Executives who are actively employed after 2021. “Final Regulations” means the regulations interpreting Code Section 409A promulgated on or about April 10, 2007, and as they may be amended or added to from time to time. “Gallagher” means Arthur J. Gallagher Risk Management Services, LLC, the purchaser of assets of EIG on October 31, 2023. “Guidance” means IRS Notice 2005-1, the proposed regulations under Section 409A promulgated in 2005, IRS Notice 2006-79, the Final Regulations, and any future written interpretation of Section 409A issued by the Treasury or Internal Revenue Service, except that Guidance will not be binding if counsel retained by the Bank determines, in writing, that it is not a correct interpretation of Section 409A or that an alternate good faith interpretation is permissible. The Plan will be interpreted in a permissive fashion based on Guidance, with the goal that no election or payment be deemed a plan failure under Section 409A and that the Compensation Committee and the Plan Committee have the fullest power permitted by Guidance or law to interpret or restructure the Plan and elections to prevent the occurrence of such plan failures. "Participant" means any Employee or of a Participating Affiliate who meets the eligibility requirements and is designated as a Participant, as set forth in Section 2. “Participating Affiliates” are Affiliates which have been granted permission by the Bank to participate in the Plan. These include: Eastern Bank & Trust Company (during such period when it was a separate legal entity prior to its merger with the Bank), and Eastern Investment Advisors, Inc. Effective as of January 1, 2012, EIG was granted such permission. “Plan” means this Eastern Bank Benefit Equalization Plan, as it may be amended from time to time. "Plan Benefit" means the benefit earned at any point in time and calculated in accordance with Section 3. “Plan Committee” means, effective December 12, 2020, a Committee of the following senior officers of the Bank, as they serve from time to time: the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Human Resources Officer and their designees. The Chief Human Resources Officer, or her designee, will serve as the Committee’s Agent. Plan Committee members may not vote on any matters unique to their benefits under the Plan and not generally applicable to others (such as resolution of a member’s benefit claim), and shall recuse themselves from discussion in such instances unless requested to be present by the majority of disinterested members. (Prior to the sale of EIG assets on October 31, 2023, the CEO of EIG also served as a Committee member). "Plan Year" means the same fiscal period in use by the Qualified Plan, presently November 1 – October 31.

4 “Qualified Plan” means the Savings Banks Employees Retirement Association Pension Plan, a defined benefit pension plan, as adopted by the Bank. “Section 409A” means Section 409A of the Code, as interpreted according to the Guidance. “Senior Level SERP” is a non-qualified deferred compensation plan under which the Employer contributes amounts in addition to employee deferrals. The following are not considered to be Senior Level SERPs disqualifying an Employee from participation in this Plan: The Eastern Bank 409A Long Term Incentive Plan, the Eastern Bank 409A Deferred Compensation Plan (for any employer contributions made to it), and the Eastern Insurance Group, LLC Supplemental Executive Retirement Plan. “Separation from Service” shall be determined in accordance with Section 409A, and shall generally mean a complete discontinuance of service for the Bank, its Affiliates, and any other entity with which it must be aggregated under Section 409A for this purpose. Performance of duties after Retirement for the Bank or an Affiliate, solely as a non-Employee member of the Board of the Bank or any Affiliate will not be considered continued service. In the case of employees of EIG who transferred employment to Gallagher in connection with the sale of EIG assets, the asset sale is not a Separation from Service and a Separation will not occur until the transferred employee separates from Gallagher and its controlled group. “Tier Level(s)” mean(s) the hypothetical contribution to a Participant’s account in the Qualified Plan and the hypothetical contribution to a Participant’s account in this Plan. Tier Level(s) must be in writing, and are not required to be the same for a Participant under this Plan and the Qualified Plans. Tier Levels, for calculations under this Plan, may be increased at any time, but may not be decreased prospectively except under an amendment executed prior to the calendar year in which the decrease is to take effect. “Traditional Formula” means a formula that provides a pension based on final average compensation and service, including variable factors such as date of participation and social security levels. “Trust” means the trust which is established under Section 6.2 as a separate instrument. It is intended that the Trust function as a “rabbi trust,” meeting the material requirements of Internal Revenue Procedure 92-64, and that it not be a trust described in Code Section 402(b). “Trustee” means the Trustee of the Trust. Section 2 Eligibility To Participate 2.1 Criteria for Eligibility (a) It is intended under this restated Plan document that participation be limited to a select group of management or highly compensated Employees, as determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. (b) An Employee will be considered a Participant and potentially eligible for a Plan Benefit only if his Compensation exceeds the limit set forth in Code Section 401(a)(17) at any point in his career. No formal designation is required for an Employee who has met this criteria to become a Participant. (c) Participant status does not assure an individual a Plan Benefit under Section 3.

5 (d) An Excluded Executive may not participate. If a current Participant is selected to participate in a Senior Level SERP, the administration of his Plan Benefit under this Plan will be frozen and administered as provided in Section 4. Section 3 Calculation and payment of Plan Benefit 3.1 The Benefit formula The Benefit is the sum of a protected Traditional Benefit accrued as of the Conversion Date and a Cash Balance Benefit for service on and after the Conversion Date. 3.2 Calculation of the protected Traditional Benefit in this Plan To determine the protected Traditional Benefit of a Participant under this Plan, and using Compensation as defined in this Plan: (a) The Actuarial Equivalent of the protected Traditional Benefit in the Qualified Plan is determined, subject to the limitations of Code Section 415 and the Compensation dollar limit in Code Section 401(a)(17). (b) The Actuarial Equivalent of the protected Traditional Benefit in the Qualified Plan is determined, without regard to the limitations of Code Sections 415 or the Compensation dollar limit in Code Section 401(a)(17). (c) If the amount in clause (b) is larger than the amount in clause (a), the difference is the protected Traditional Benefit under this Plan. 3.3 Calculation of the Cash Balance Benefit in this Plan To determine the Cash Balance Benefit of a Participant under this Plan, and using Compensation as defined in this Plan: (a) The account balance in the Qualified Plan is determined, subject to the limitations of Code Section 415 and the Compensation dollar limit in Code Section 401(a)(17). (b) The account balance in the Qualified Plan is determined, without regard to the limitations of Code Sections 415 or the Compensation dollar limit in Code Section 401(a)(17). (c) If the amount in clause (b) is larger than the amount in clause (a), the difference is the Cash Balance Benefit under this Plan. 3.4 Additional post-Conversion Date rules to protect terminated Participants. For Participants who terminate after the Conversion Date this Plan’s Benefit (the sum of the protected Traditional Benefit as of the Conversion Date plus the subsequent Cash Balance Benefit) shall be no less than if the sole benefit under this Plan was the Traditional Benefit calculated under Section 3.2 using this Plan’s definition of Compensation and service as of the earlier of the termination of employment or December 31, 2020.

6 3.5 Vesting Effective as of October 31, 2023 a Participant who has not terminated employment prior to that date shall be credited with vesting service in the same manner and vest according to the same 3-year cliff vesting schedule as provided under the Qualified Plan, including full vesting upon pre-retirement death or disability (as defined in the Qualified Plan). Employees of EIG who transfer to Gallagher employment in connection with the sale of EIG assets will be fully vested in a frozen Plan Benefit at that date even if service is less than 3 years. For terminations of employment prior to October 31, 2023, the vesting rules remain in effect as follows. If a Separation from Service occurs prior to a Participant’s “retirement date” under the Qualified Plan, the Plan Benefit is forfeited, even if the Participant was otherwise vested under the schedule in the Qualified Plan. For this purpose, “retirement date” is the earliest of age 50 with 15 years of vesting service, age 55 with 10 years of vesting service, age 60 with 5 years of vesting service, or age 65. A Participant who has not reached a “retirement date” under the Qualified Plan will also be vested, if Disability (as defined in the Qualified Plan) or death occurs prior to a Separation from Service. 3.6 Payment of Plan Benefit after Separation from Service or death (a) Participants are not allowed to select a form or time of payment. The Plan Benefit, if any, will be paid on or about January 15 following the year of Separation from Service or death and not prior to January 1. Death benefits are payable to the Participant’s Beneficiary. (b) A Participant may elect to postpone some or all of the Separation from Service benefit, the death benefit, or both, as provide in Section 3.10. As provided in Section 3.11, the Participant may elect that the postponed benefit be paid in the form of a lump sum or Yearly Installment Method. 3.7 Retirements prior to January 1, 2009 Participants who have retired prior to January 1, 2009 will continue to receive benefits, if any, as provided in the Plan at the time of their Separation from Service and not as provided under the benefit formula and payment modes specified in this restated Plan. 3.8 Acceleration of benefits generally prohibited The Compensation Committee shall have discretion to accelerate any payments due to a Participant or Beneficiary, but only if such acceleration would be permissible under Guidance. The fact that an event is a permissible acceleration event does not require the Compensation Committee to authorize the payment. 3.9 Delay of Payment for Key Employees For any Participant who is a “key employee”, payment shall be deferred after separation from service for 6 months, but only to the extent required by Code Section 409A(a)(2)(B). At the expiration of the applicable extension period, deferred payments shall be paid in a single payment. The term “key employee” as defined in Code Section 416(i) without regard to paragraph 5 thereof, and as further described in Code Section 409A(a)(2)(B)(i).

7 3.10 1 year / 5 year rule postponement rule (a) Provided that the lump sum equivalent of his Plan Benefit is estimated to be at least $50,000, a Participant may file with the Plan Committee a one-time election to postpone the payment date of a designated portion or all of the payment which is scheduled in Section 3.6. Any postponement election must be processed in accordance with the Plan record keeping system at the time. The election may apply to a Separation from Service Payment, the death benefit payment, or both, as the Participant designates and the postponement shall be effective, regardless of the ultimate amount of the benefit, e.g. even if it is less than $50,000. (b) The postponement election will not apply to any payments scheduled to occur within the full calendar year which follows the year in which the election is filed. For example, to postpone a January 2019 payment the election must be made not later than December 31, 2017. (c) The postponed payment date for a Separation from Service payment must be no earlier than February 1 after five full years from the scheduled payment date. Payment will be made within 60 days thereafter. For example, if a 2017 election is made to postpone a January 2019 Separation from Service payment, the postponed payment date may not be earlier than February 1, 2024. (d) The starting date of the first postponed payment for a Separation from Service must be no later than February of the 10th year following when it would otherwise have been paid. For example, the first postponed payment date for a Separation from Service that occurred in 2018, where payment would have been made in 2019, may be no later than February 2028. (e) Postponed payments for Separation from Service may be in the form of a lump sum or the Yearly Installment Method described in Section 3.11 below. (f) Subject to the one year advance election requirement of Section 3.10, the postponed payment date in the event of death prior to a Separation from Service is not subject to the five year delay required in Section 3.10. The sole postponement election for death payments is to select a Yearly Installment Method, of up to 10 years, rather than a lump sum. If Yearly Installments are elected, they will start in February of the year following death. (g) Postponed amounts will be invested in the form of a hypothetical Account as described in new Section 3.12, subject to deemed gains or losses of hypothetical investments (“Measurement Funds”) selected by the Participant. 3.11 Form of payment of postponed benefit (a) The postponed benefit payment may be paid in a lump sum or in the Yearly Installment Method described herein, with a maximum period of installments equal to 10. (b) Yearly Installment Method shall mean level annual installments for a period of years selected by the Participant, not to exceed 10. Each annual installment shall be paid on or about the 12 month anniversary of the initial installment payment. The installment to be paid shall be determined by multiplying the Account balance at the end of the month preceding payment by a fraction, the numerator of which is 1, and the denominator of which is the remaining number of yearly payments due the Participant. By way of example, if the Participant elects to receive 10 yearly installments, the first payment shall be 1/10 of the Account (at the end of the month preceding payment), the second payment shall be one-ninth (1/9) of the Account (at the end of the month preceding payment), the third payment shall be one-eighth

8 (1/8) of the Account (at the end of the month preceding payment), etc. Each yearly installment shall be paid as soon as reasonably possible and no later than 60 days after the date elected by the Participant. (c) As permitted by Guidance, payments in the Yearly Installment Method will be administered so that each payment is considered a separate payment. (d) In the event of death after payments start, payments will continue to the beneficiary in the same form without acceleration. 3.12 Election of Measurement Funds (a) The Plan Committee, in its sole discretion, shall debit or credit a Participant's Account in accordance with the deemed investment performance of Measurement Funds selected by the Participant. A Participant's election of any such Measurement Fund and the crediting or debiting of such amounts to an Account is not an actual investment of his or her Account in any such Measurement Fund. (b) “Measurement Fund” means a notational factor which tracks the performance of a mutual fund, market index, savings instrument, exchange traded fund, or other designated investment or portfolio of investments. Measurement Funds are selected by the Plan Committee or its designee. Modeled Portfolios selected by that division or subsidiary of the Bank which provides trust services and which are geared towards investment goals expressed by a Participant or Beneficiary are also permitted notational factors. (c) To designate Measurement Funds, and to change designations, the Participant must comply with such procedures as the Plan Committee may establish from time to time. (d) Procedures may provide for completion of paper forms, or for “paperless” electronic transactions. (e) Procedures may provide for next business day processing of instructions (provided that instructions are received on a previous business day and prior to an established time) or for processing at less frequent intervals. (f) Procedures may limit the number of times a Participant may submit instructions during a given period of time, and may require that instructions be limited to whole percentage or minimum dollar amounts. (g) If the Plan Committee receives no instructions, or incomplete instructions, as to the desired Measurement Funds to be used for an Account, the undesignated portion of the Account will be deemed to be invested in a money market Measurement Fund then in use by the Plan, as determined by the Plan Committee in its discretion. (h) No Participant shall have any rights in or to investments within a Measurement Fund. No amounts deferred or contributed to this Plan, nor any investment increment, are “plan assets” within the meaning of Department of Labor regulations. The Participant shall at all times remain an unsecured creditor of the Employer and the Trust. (i) As a condition to making a postponement election and utilization of Measurement Funds, each Participant agrees to hold harmless the Plan Committee, the Compensation Committee, the directors, trustees and corporators, and the Employer, and the Trustee, their agents and representatives, from any losses or damages of any kind relating to (i) the investment performance of the Measurement Funds, and

9 (ii) any discrepancy between the credits and debits to the Participant’s Account based on the performance of the Measurement Funds and what the credits and debits otherwise might have been in the case of an actual investment in the Measurement Funds. Section 4 Benefits of Excluded Executives (a) If a Participant is selected for participation in a Senior Level SERP of the Bank or any of its Affiliates, participation in this Plan shall be “frozen,” based on service and Compensation, and calculated in the same manner as a vested accrued benefit under the Qualified Plan. The calculation date for this “frozen” benefit shall be December 31: (1) of the year preceding the year in which participation in the Senior Level SERP starts, provided that the Executive was designated by the Bank prior to the start of that year; or (2) of the year in which participation in the Senior Level SERP starts, if participation in the Senior Level SERP commences on a date other than January 1, (i.e. a mid-year designation by the Bank. (b) The Plan Benefit is determined without regard to the amounts accumulated in any Senior Level SERP or any other deferred compensation plan of the Bank or any Affiliate. The “frozen” Plan Benefit shall be subject to the same actuarial adjustment as provided for in the Qualified Plan. (c) This provision is effective as of January 1, 2014. The terms of the Plan prior to this restatement, providing for a “frozen benefit” converted to individual account form, shall not apply to any Participant who is named to a Senior Level SERP after the Effective Date of this restatement. Section 5 Change in Control 5.1 No special provision (a) The Plan contains no special provision accelerating vesting or payment in the event of a change in control. (b) The Compensation Committee retains the discretionary right to terminate the Plan and accelerate payments under Section 9. Section 6 Funding, Trust provisions, and transfers from other non-qualified plans 6.1 Unfunded plan This Plan shall be an unfunded obligation, as provided in IRS Revenue Ruling 60-31. It is not a “funded” plan within the meaning of Department of Labor regulations. To the extent that a Participant acquires a right to receive payments from this Plan, such right shall not be greater than the right of any unsecured general creditor of his or her Employer. 6.2 Establishment of the Trust The Bank has established the Trust, which it administers as a “rabbi trust” in material compliance with IRS Revenue Procedure 92-64. Assets of the Trust shall at all times be available to creditors of the Bank. The Trust shall at all times conform with the requirements of Code Section 409A(b).

10 6.3 Distributions from the Trust The Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan. 6.4 Transfers from other non-qualified deferred compensation plans (a) Liabilities with respect to amounts under other non-qualified deferred compensation plans may be transferred to this Plan. (b) Any such transfer of liabilities must meet the requirements of the transferring plan, if any, and the requirements of this Plan and Guidance. Payment elections must remain in effect and not be altered in any manner which would violate Section 409A. 6.5 Liabilities of participating Affiliates (a) To the extent permitted by IRS Notice 2000-56, the Plan and Trust shall be administered so that the Bank may contribute assets to the Trust with respect to any Participant who (i) provides services to a participating Affiliate, and (ii) for whom the Affiliate has not paid sufficient amounts to the Trust to match Plan liabilities for its Participants, or for whom the Affiliate cannot pay the Vested Account at the time provided in this Plan due to bankruptcy or other financial difficulty. (b) Amounts contributed by the Bank to the Trust under this Section 6.5 will be subject to claims of the Bank’s creditors (in addition to being subject to the claims of the Affiliate’s creditors). At termination of the Trust, assets contributed by the Bank (and any deemed investment increment) with respect to Participants of the Affiliate will revert to the Bank to the extent not needed to satisfy liabilities of the Plan. (c) The Bank guarantees the payment of any obligation under this Plan to the Participants of any Affiliate which cannot make the payment due to insolvency or other reason. This obligation shall be interpreted in a manner consistent with Berry v. US, 593 F. Supp. 820 (M.D.N.C. 1984) and IRS PLR200450032. It shall be of no effect and void in the event that the Internal Revenue Service determines that a guarantee of an affiliate’s obligations would cause any Participant to have an “economic benefit” that would trigger current taxation. Section 7 Administration of the Plan 7.1 Plan Committee duties (a) This Plan shall be administered by the Plan Committee except when powers or responsibilities are allocated to the Compensation Committee. The Compensation Committee reserves the right to overrule any decision of the Plan Committee. (b) Except where authority is reserved to the Compensation Committee, the Plan Committee has the discretion and authority to enforce all rules and procedures and administer the Plan. When making a determination or calculation, the Plan Committee shall be entitled to rely on information furnished by a Participant or the Employer.

11 (c) A Participant who is also serving on the Plan Committee shall not vote or act on any matter relating solely to himself or herself. 7.2 Agents and attorneys (a) The Executive Vice President, Human Resources and Charitable Giving shall be deemed the Agent of the Plan Committee and the Compensation Committee. She is charged with the creation and collection of Election Forms, Beneficiary designations, and other forms, and is empowered to execute Plan amendments approved by the Compensation Committee. Filing of any form or designation with the Agent is an effective filing with the appropriate Committee. (b) In the administration of this Plan, the Committee may, from time to time, require that the Bank employ third parties and may delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Bank. 7.3 Binding effect of decisions The decision or action of a Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules established by such Committee shall be final and conclusive and binding upon all persons having any interest in the Plan. 7.4 Indemnity of Committees The Bank shall indemnify and hold harmless the members of the Compensation Committee and the Plan Committee, and any Employee to whom the duties of a Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by a Committee or any of its members or any such Employee. This indemnification shall be in addition to, and not in limitation of, any other indemnification protections. Section 8 Claims procedures 8.1 Presentation of claim. (a) Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the “appropriate Committee”, as described in clause (b), a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant. (b) The “appropriate Committee” for Plan participants shall be the Plan Committee, except that if a member of the Plan Committee, or a Beneficiary of such member, is a Claimant, the appropriate Committee is the Compensation Committee. 8.2 Notification of decision. The “appropriate Committee” shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

12 (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant: (1) the specific reason(s) for the denial of the claim, or any part of it; (2) specific reference(s) to pertinent provisions of the Plan upon which such denial was based; (3) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and (4) an explanation of the claim review procedure set forth in Section 8.3 below. 8.3 Review of a denied claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative): (a) may review pertinent documents; (b) may submit written comments or other documents; and/or (c) may request a hearing, which the Committee, in its sole discretion, may grant. 8.4 Decision on review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain: (a) specific reasons for the decision; (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and (c) such other matters as the Committee deems relevant. 8.5 Legal action. A Claimant's compliance with the foregoing provisions of this Section 8 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

13 Section 9 Amendment and termination 9.1 Right to amend or terminate (a) The Compensation Committee may amend or discontinue the Plan at any time without prior notice of intent. (b) No amendment of the Plan will deprive any active Participant of the right to receive benefits which have Vested under the Plan as of the date of such amendment or discontinuance. (c) The Committee shall have the right, in its sole discretion but consistent with Guidance, to modify any benefit election form or to alter any form of payment so that it be consistent with Section 409A and so that penalties thereunder not be applicable. Each Participant in the Plan delegates such authority to the Committee, including its Agent, as a condition of participation. 9.2 Payment of benefits after Plan termination After termination or discontinuance of the Plan, Vested Accounts will be paid at such time as they would have been paid if the Plan had continued. However, the Compensation Committee may decide to accelerate the pay out of the Vested Accounts, provided that the acceleration is in compliance with Section 9.3. 9.3 Permissible payouts due to Plan termination (a) Change in Control The Compensation Committee may require lump sum payouts if it votes to liquidate the Plan with respect to all Participants who experience the Change in Control Event (and all other plans, methods, programs, and other arrangements that would be aggregated with this Plan under §1.409A-1(c) of the Final Regulations if the Participants had deferrals of compensation under all such agreements) within the 30 days preceding or 12 months following a Change in Control as defined in Code Section 409A. Payouts must be completed within 12 months of the date of Plan termination with respect to all Participants who experience the Change in Control Event. (b) Termination of Plan and all similar plans The Compensation Committee may require lump sum payouts after Plan termination which is not triggered by a Change in Control as defined in Code Section 409A, but only if: (1) The termination does not occur proximate to a downturn in the financial health of the Employer; and (2) the Employer terminates all other plans, methods, programs, and other arrangements that would be aggregated with this Plan under §1.409A-1(c) of the Final Regulations (if the Participants had deferrals of compensation under all such agreements); and (3) The Employer does not adopt a new plan that would be aggregated with any terminated and liquidated plan under §1.409A-1(c)(2) if the same Participant participated in both plans, at any time within three years following the date the Employer takes all necessary action to irrevocably terminate and liquidate the plan; and

14 (4) during the 12 months year following the Plan termination, no payouts are made other than those which would have been paid without regard to the Plan termination; and (5) all payouts are made within 24 months of the Plan termination. (c) The Compensation Committee may also authorize payouts after Plan termination in any other situation authorized by the Guidance. Section 10 General provisions 10.1 No guarantee of benefits Nothing contained in the Plan shall constitute a guarantee by the Bank or any other Employer, person or entity that the assets of the Employer will be sufficient to pay any benefit hereunder. 10.2 No enlargement of Employee rights No Participant shall have any right to receive a distribution or contributions made under the Plan except in accordance with the terms of the Plan. Establishment of the Plan shall not be construed to give any Participant the right to be retained in the service of the Employer. 10.3 Spendthrift provision No interest of any person or entity in, or right to receive a distribution under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings. 10.4 Incapacity of recipient If any person entitled to a distribution under the Plan is deemed by the Plan Committee to be incapable of personally receiving and giving a valid receipt for such payment, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Plan Committee may provide for such payment or any part thereof to be made to the Participant's Beneficiary. 10.5 Delay of payment for Key Employees If at any time stock of the Employer is publicly traded on an established securities market or otherwise, payment shall be deferred for any Participant who is a Key Employee until after Separation from Service for 6 months, but only to the extent required by Section 409A(a)(2)(B). At the expiration of the applicable extension period, deferred payments shall be paid in a single payment. A Key Employee is as defined in Code Section 416(i) without regard to paragraph 5 thereof, and as further described in Section 409A(a)(2)(B)(i). 10.6 Corporate successors The Plan shall not be automatically terminated by a transfer or sale of assets of the Bank or any affiliate or by the merger or consolidation of the Bank or any Affiliate into or with any other corporation or other entity, but the Plan shall be continued after such sale, merger or consolidation only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan. In the event that the Plan is not

15 continued by the transferee, purchaser or successor entity, then the Plan may be terminated in compliance with Section 9. 10.7 Unclaimed benefit Each Participant shall keep the Plan Committee informed of his current address and the current address of his Beneficiary. Neither the Plan Committee nor the Employer shall be obliged to search for any Participant Beneficiary beyond the sending of a registered letter to such last known address. If the Participant or Beneficiary fails to claim such amount or make his or her location known to the Plan Committee within 3 years thereafter, then, except as otherwise required by law, the Plan Committee shall have the right to direct that the amount payable shall be deemed to be a forfeiture and paid to the Employer, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit is made within 6 years of that date by the Participant or the Beneficiary to whom it was payable. 10.8 Limitations on liability The sole right of a Participant is to receive such benefit as may be owed under the terms of this Plan. 10.9 Gender The masculine shall include the feminine, and the singular shall include the plural, as the context dictates. 10.10 Interpretation The Plan shall constitute an unfunded "top hat plan", as such term is commonly used to describe a plan referred to in Sections 201(2), 301(a) (3) and 401(a) (1) of ERISA. It is intended that no operation of the Plan would be deemed a Plan “failure” within the meaning of Section 409A. Any question of Plan interpretation shall be resolved in a manner which is consistent with the foregoing definition. 10.11 Applicable law The Plan shall be governed by and construed in accordance with ERISA. To the extent that state law is referred to, the law shall be that of the Commonwealth of Massachusetts. In witness whereof, this restated Plan document is executed by an authorized officer of the Bank. Eastern Bank by: __________________________________________ Date: 2/13/24 Kathleen C. Henry, Chief Human Resources Officer